SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported):  March 15, 2006

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On March 15, 2006, WJ Communications, Inc. (the “Company”) filed for an extension for their Form 10-K required to be filed on March 16, 2006.  The Company cannot timely file its Annual Report on Form 10-K for the year ended December 31, 2005 due to reasons that could not be eliminated without unreasonable effort or expense.  Due to the requirements of the Sarbanes-Oxley Act and the SEC, including Section 404 of Sarbanes-Oxley dealing with internal controls, the Company needs additional time to finalize its Form 10-K in order to ensure a complete and accurate Form 10-K.  The Company intends to file its Form 10-K no later than fifteen calendar days following the prescribed due date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ RAINER N. GROWITZ
Rainer N. Growitz
Interim Chief Financial Officer

Dated: March 15, 2006